JOINT FILING AGREEMENT


     The Amendment No. 2 to Schedule 13D, relating to the common stock, par value $.10 per share, of LSB Industries, Inc., dated May 18, 1998, is filed on behalf of Wynnefield Partners Small Cap Value L.P., Wynnefield Partners Small Cap Value L.P. I, Channel Partnership II L.P., Wynnefield Small Cap Value Offshore Fund Ltd and Nelson Obus.

                  Dated:  May 18, 1998

     Date:  May 18, 1997

                                   WYNNEFIELD PARTNERS SMALL CAP VALUE L.P.

                                   By: WYNNEFIELD CAPITAL MANAGEMENT, LLC,
                                       as general partner


                                       By:  /S/ NELSON OBUS
                                            ---------------
                                              Nelson Obus
                                            Managing Member

                                   WYNNEFIELD PARTNERS SMALL CAP VALUE L.P. I

                                   By: WYNNEFIELD CAPITAL MANAGEMENT, LLC,
                                       as general partner


                                       By:  /S/ NELSON OBUS
                                            ---------------
                                              Nelson Obus
                                            Managing Member

                                   CHANNEL PARTNERSHIP II L.P. I


                                   By:   /S/ NELSON OBUS
                                         ---------------
                                           Nelson Obus
                                         General Partner

                                   WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND LTD

                                   By: WYNNEFIELD CAPITAL, INC.,
                                       as general partner


                                       By: /S/ NELSON OBUS
                                           ---------------
                                             Nelson Obus
                                              President


                                           /S/ NELSON OBUS
                                           ---------------
                                               Nelson Obus